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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   September 29, 1997


                             QUADRAMED CORPORATION
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               (Exact name of registrant as specified in charter)


         DELAWARE                       0-21031               52-1992861
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(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)          Identification No.)


80 E. SIR FRANCIS DRAKE BLVD., SUITE 2A, LARKSPUR, CA           94939
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code          (415) 461-7725



                                      NONE
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         (Former name or former address, if changed since last report.)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                 On September 29, 1997, QuadraMed Corporation, a Delaware corporation (the "Company"), through its wholly owned subsidiary HRM Acquisition Corporation, a Delaware corporation ("Acquisition Co."), acquired (the "Acquisition") 90.2% of the outstanding capital stock of Healthcare Revenue Management Inc., a Nevada corporation ("Healthcare Revenue"). The Acquisition was completed by means of an Acquisition Agreement and Plan of Merger, dated as of September 24, 1997, as amended by the First Amendment to Acquisition Agreement and Plan of Merger, dated as of September 29, 1997 (collectively, the "Acquisition Agreement"). The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986 and will be accounted for as a purchase transaction. The Company intends to complete a merger transaction as soon as practicable in which (i) the remaining outstanding capital stock of Healthcare Revenue will be exchanged for an aggregate of $245,880 in cash, subject to applicable statutory dissenter's rights, and (ii) Healthcare Revenue will be merged with and into Acquisition Co.

                 Pursuant to the Acquisition Agreement, the Company issued 112,706 shares of its Common Stock (the "Shares"), the aggregate fair market value of which was deemed to be $2,254,120 (the "Consideration"), in exchange for 90.2% of the outstanding capital stock of Healthcare Revenue. 9,473 of the Shares have been placed into escrow subject to the satisfaction of all representations and warranties under the terms and conditions of the Acquisition Agreement. In addition to the Consideration, the Company has agreed to repay upon the satisfaction of certain conditions certain indebtedness of Healthcare Revenue in the aggregate amount of $1,105,659.40 (the "Debt"). The amount of consideration paid by the Company was determined by arms length negotiations between the parties. The Company will use a portion of its working capital for the repayment of the Debt.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)     Financial Statements of Business Acquired

                 1. Balance Sheets as of December 31, 1994, 1995 and 1996, the related Statements of Operations and Cash
                          Flows for the years ended December 31, 1996, 1995 and 1994 and Stockholders' Equity for the year ended December 31, 1993, 1994, 1995 and 1996.

                          Such Financial Statements are incorporated by reference from pages F-28 through F-37 of the Company's Registration Statement on Form S-3 (No. 333-36189) as filed with the Securities and Exchange Commission (the "Commission") on September 23, 1997 and amended by Amendment No. 1 thereto filed with the Commission on October 1, 1997 (together, the "Registration Statement"). The Registration Statement is attached hereto as Exhibit 99.1.





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         (b)     Pro Forma Financial Information

                1. QuadraMed Corporation, Healthcare Revenue Management, Inc. and The Synergy Companies Pro Forma Condensed Combined Balance Sheets as of June 30, 1997, and QuadraMed Corporation and Healthcare Revenue Management, Inc. Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 1996 and the six months ended June 30, 1997, and The Synergy Companies Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 1996 and the three months ended March 31, 1997.

                          Such Pro Forma Financial Information are incorporated by reference from pages F-38 through F-41 of the Company's Registration Statement. The Registration Statement is attached hereto as Exhibit 99.1.

         (c)     Exhibits

                 2.8 Acquisition Agreement and Plan of Merger, dated as of September 24, 1997, by and among QuadraMed Corporation, HRM Acquisition Corporation, Healthcare Revenue Management, Inc. and its Stockholders (the "Acquisition Agreement and Plan of Merger").

                 2.9 First Amendment to Acquisition Agreement and Plan of Merger, dated as of September 29, 1997.

                99.1 QuadraMed Corporation's Registration Statement on Form S-3 (No. 333-36189) as filed with the Securities and Exchange Commission (the "Commission") on September 23, 1997 and amended by Amendment No. 1 thereto filed with the Commission on October 1, 1997.


                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 10, 1997                 By: /s/ KEITH M. ROBERTS
                                            ----------------------------
                                        Name: Keith M. Roberts
                                        Title: Vice President and
                                               General Counsel






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                               INDEX OF EXHIBITS


         2.8 Acquisition Agreement and Plan of Merger, dated as of September 24, 1997, by and among QuadraMed Corporation, HRM Acquisition Corporation, Healthcare Revenue Management Inc. and its Stockholders (the "Acquisition Agreement and Plan of Merger").

         2.9 First Amendment to Acquisition Agreement and Plan of Merger, dated as of September 29, 1997.

        99.1 QuadraMed Corporation's Registration Statement on Form S-3 (No. 333-36189) as filed with the Securities and Exchange Commission (the "Commission") on September 23, 1997 and amended by Amendment No. 1 thereto filed with the Commission on October 1, 1997.